UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  July 26, 2005
                                                       -------------------------

                          TL Administration Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-21003                             11-3317986
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   (Commission File Number)          (IRS Employer Identification No.)

        c/o Alix Partners
   9 West 57th Street, Suite 1640
          New York, NY                                       10019
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 490-2500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03      Bankruptcy or Receivership.

           On September 4, 2003, TL Administration Corporation (f/k/a Twinlab Corporation) ("Holdings"), TL Administration Inc. (f/k/a Twin Laboratories Inc.) and TL Administration (UK) Ltd. (f/k/a Twin Laboratories (UK) Ltd.) (collectively the "Companies" or the "Debtors") commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). By Order dated March 22, 2005 (as amended by Status Order (Including Case Management Order No. 12) dated April 15, 2005), the Honorable Judge Jed S. Rakoff of the United States District Court for the Southern District of New York (the "District Court") withdrew the bankruptcy reference and assumed direct jurisdiction over all aspects of the Debtors' chapter 11 cases except certain specified categories of matters. Additionally, the District Court ordered that the District Court and the Bankruptcy Court jointly retain jurisdiction over and jointly hear certain matters, including the confirmation of a chapter 11 plan.

           On July 21, 2005, the Bankruptcy Court and the District Court held a joint hearing concerning the First Amended Joint Plan of Liquidation of the Companies under Chapter 11 of the Bankruptcy Code (the "Plan") that will result in the liquidation of all assets, the proceeds from which will be used to partially satisfy unsecured creditors. On July 26, 2005 and July 27, 2005 respectively, the Bankruptcy Court and the District Court entered the order confirming the Plan (the "Confirmation Order"). A copy of the Plan is attached hereto and incorporated herein by reference. Three appeals of the Confirmation Order have been filed and two motions seeking a stay of the Confirmation Order have been filed in connection with two of those appeals. As of August 2, 2005, the Registrant had 33,041,756 shares issued and outstanding, of which 3,725,900 are treasury shares.

           Under the Plan, all fully insured pre-2002 ephedra personal injury and wrongful death claims (the "Pre-2002 Ephedra PI Claims") will survive the effective date of the Plan (the "Effective Date") as if the Companies' chapter 11 cases had not been commenced (subject to certain claims under the Bankruptcy
Code). The Pre-2002 Ephedra PI Claims will be satisfied in full in the ordinary course of business from the proceeds of the Debtors' applicable insurance policy or policies, as the case may be, at such time as each such Pre-2002 Ephedra PI Claim becomes an allowed claim under the terms of the Plan. Uninsured and underinsured ephedra personal injury and wrongful death claims (the "2002-2004 Ephedra PI Claims") shall be determined and paid pursuant to the terms of the Ephedra Personal Injury Trust and the Ephedra Personal Injury Trust Agreement, which provide for the resolution of such claims and the allocation of the funds in the Ephedra Personal Injury Trust. The Ephedra Personal Injury Trust will, upon the Effective Date or as soon thereafter as is reasonably practicable, be funded by contributions from the (i) Debtors in the amount of $3,550,000 and
(ii) the American International Specialty Lines Insurance Company and certain third party defendants (together, the "Settling Third Parties") in the aggregate amount of $16,160,000. In return for their respective contributions, the Debtors and the Settling Third Parties and certain of their affiliates and representatives will be released from any and all claims relating to the 2002-2004 Ephedra PI Claims and other claims in connection with the Debtors' ephedra-containing products. In addition, as part of the settlement, the Settling Third Parties have agreed to release, among other things, their ephedra indemnification claims against the Debtors that would otherwise have diluted the claims pool and depleted recoveries to unsecured creditors.


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
           The Plan further provides that on the Effective Date, (i) the current officers and directors shall be deemed to have resigned and (i) Denis O'Connor shall be appointed as Plan Administrator and become, and shall succeed to such powers as would have been applicable to Holding's officers and directors. In addition, the Plan Administrator shall be appointed as the initial director and officer of TL Administration Inc. and TL Administration (UK) Ltd., to serve in accordance with the respective certificates of incorporation and by-laws of those companies.

           Until the Confirmation Order becomes effective, the Debtors continue to operate as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           Set forth below is information regarding the unaudited assets and liabilities of each of the Debtors as of June 30, 2005 (collectively, the Statement of Assets and Liabilities"). The notes to the Monthly Operating Reports of the Companies filed on July 15, 2005 by the Registrant with the SEC under the cover of a Form 8-K are an integral part of the Statement of Assets and Liabilities and are hereby incorporated by reference.

                             HOLDINGS' BALANCE SHEET
                                 (In thousands)
                                                          June 30, 2005
                                                          ------------
                                                          (unaudited)
ASSETS
Investment in Subsidiaries                                $         -
                                                          ============

LIABILITIES AND SHAREHOLDERS' DEFICIT
Liabilities of Subsidiaries                               $    53,703

Shareholders' Deficit:
  Preferred stock                                                   -
  Common stock (33,042 shares issued and
    29,316 shares outstanding)                                 33,042
  Additional paid-in capital                                  287,123
  Accumulated deficit                                        (340,439)
                                                          ------------
                                                              (20,274)
  Treasury stock at cost (3,726 shares)                       (33,429)
                                                          ------------
        Total Shareholders' Deficit                           (53,703)
                                                          -------------
Total Liabilities and Shareholders' Deficit               $         -
                                                          ============



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
                            TL ADMINISTRATION INC.
                         (f/k/a Twin Laboratories Inc.)
                                  BALANCE SHEET
                                 (In thousands)
                                                                  June 30, 2005
                                                                  ------------
                                                                  (unaudited)
ASSETS
Current Assets:
  Cash and cash equivalents                                       $    17,037
  Restricted cash                                                       1,008
  Prepaid expenses and other current assets                               110
                                                                  ------------
      Total Current Assets                                             18,155

Intercompany  Receivables  (see  Note 8 to the Monthly
  Operating Report of  TL Administration Inc.)                         33,013


Total Assets                                                      $    51,168
                                                                  ============

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities Not Subject to Compromise:
  Accounts payable                                                      1,471
  Accrued expenses and other current liabilities                          900
                                                                  ------------
       Total Current Liabilities Not Subject to Compromise              2,370

Liabilities Subject to Compromise                                      69,520
                                                                  ------------
       Total Liabilities                                               71,890
                                                                  ------------

            Shareholder's Deficit:
   Common stock                                                           253
  Additional paid-in capital                                          295,552
  Accumulated deficit                                                (316,527)
                                                                  -------------
  Total Shareholder's Deficit                                         (20,722)
                                                                  ------------
Total Liabilities and Shareholder's Deficit                       $    51,168
                                                                  ============

                           TL ADMINISTRATION (UK) LTD.
                       (f/k/a Twin Laboratories (UK) Ltd.)
                                  BALANCE SHEET
                                 (In thousands)


                                                                 June 30, 2005
                                                                 -------------
                                                                  (unaudited)
ASSETS
Current Assets:
  Cash and cash equivalents                                       $       145
  Intercompany   receivable  (see  Note  7 to the  Monthly
     Operation  Report of  TL Administration (UK) Ltd.)                   406
                                                                  ------------

Total Assets                                                      $       551
                                                                  ============

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities Not Subject to Compromise:
  Accounts payable                                                $        15
  Accrued expenses and other current liabilities                            4
                                                                  ------------
      Total Current Liabilities Not Subject to Compromise                  19

Liabilities Subject to Compromise                                       1,809
                                                                  ------------
      Total Liabilities                                                 1,828

Shareholder's Deficit:
  Accumulated deficit                                                  (1,277)
                                                                  ------------
Total Liabilities and Shareholder's Deficit                       $       551
                                                                  ============


         The Companies' informational filings with the Court, including a copy of the Confirmation Order and the Plan, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Companies' informational filings may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov.

         Cautionary Statement Regarding Forward-Looking Statements

         This Current Report and exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements could be subject to risk and uncertainty that exist in the operations of the Companies and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in TL Administration Corporation's filings with the Securities and Exchange Commission: (i) changes in law and regulations; (ii) adequacy and availability of insurance coverage; (iii) the effect of adverse publicity regarding nutritional supplements; (iv) exposure to and expense of resolving and defending product liability claims and other litigation; (v) lack of available product liability insurance for ephedra-containing products; and
(vi) the impact of filing for Chapter 11 under the U.S. bankruptcy laws.

         Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Companies may have no control or influence, and should not be viewed as providing any assurance regarding the Companies' future performance. Actual results and performance may differ from the Companies' current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Companies' business, financial condition, results of operations, liquidity or prospects. Additionally, the Companies are not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.

         Cautionary Statements Regarding Financial and Operating Data

         The Companies caution investors and potential investors not to place undue reliance upon the information contained in the Statement of Assets and Liabilities, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Companies. The Statement of Assets and Liabilities was not audited or reviewed by independent accountants, is in a format submitted to the Bankruptcy Court, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Companies securities, the Statement of Assets and Liabilities is complete. The Statement of Assets and Liabilities also contains information for periods which are shorter or otherwise different from those required in the Companies' reports pursuant to the Exchange Act, and such information might not be indicative of the Companies' financial condition or operating results for the period that would be reflected in the Companies' financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Statement of Assets and Liabilities should not be viewed as indicative of future results.


ITEM 9.01     Financial Statements and Exhibits.

(c)      Exhibits

           2.1      First Amended Joint Plan of Liquidation of the Companies


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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2005                  TL ADMINISTRATION CORPORATION
                                            (registrant)


                                       By:   /s/ Denis O'Connor
                                            ------------------------------------
                                       Name: Denis O'Connor
                                       Its:  Vice President

                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

 2.1                 First Amended Joint Plan of Liquidation of the Companies













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